DATED
------------
DEED OF ADHERENCE

between

[TRANSFEROR]

and

[NEW SHAREHOLDER]

and

[CONTINUING SHAREHOLDERS OF JOINT VENTURE CORP.]

THIS DEED is dated [DATE]
PARTIES

(1)
[FULL COMPANY NAME] incorporated and registered in England and Wales with company number [NUMBER] whose registered office is at [REGISTERED OFFICE ADDRESS] (Transferor). [If the New Shareholder obtains shareholding by way of subscription rather than transfer there will be no Transferor]

(2)
[[FULL COMPANY NAME] incorporated and registered in England and Wales with company number [NUMBER] whose registered office is at [REGISTERED OFFICE ADDRESS] OR [INDIVIDUAL NAME] of [ADDRESS]] (New Shareholder).

(3)	The persons named in the Schedule as the existing shareholders of [Joint Venture Corp.] (Continuing Shareholders).
BACKGROUND

(A)
This deed is entered into pursuant to clause 14 of an agreement dated [DATE], made between the Transferor and the Continuing Shareholders setting out the terms for operating the joint venture company, HYDE RESOURCES LTD. (JVC), as amended from time to time (Joint Venture Agreement).

(B)
By a [transfer of OR subscription for] Shares in the capital of the JVC dated [DATE], [the Transferor transferred to the New Shareholder OR the New Shareholder subscribed for] [NUMBER] [CLASS] Shares of £[AMOUNT] each in the capital of the JVC.

NOW IN CONSIDERATION OF THE PAYMENT OF ONE POUND (£1) BY THE NEW SHAREHOLDER TO THE TRANSFEROR (RECEIPT OF WHICH THE TRANSFEROR ACKNOWLEDGES) IT IS HEREBY AGREED as follows:-
AGREED TERMS

1.
Words and expressions used in this deed shall, unless the context expressly requires otherwise, have the meaning given to them in the Joint Venture Agreement. The Effective Date means the date of this deed.

2.
The New Shareholder confirms that it has been supplied with a copy of the Joint Venture Agreement. The New Shareholder and each of the Continuing Shareholders undertake with each other that, from the Effective Date:

(a)
if Shares in the JVC have been transferred to the New Shareholder, the New Shareholder shall assume all of the rights of the Transferor under the Joint Venture Agreement and shall observe, perform and be bound by the provisions of the Joint Venture Agreement that contain obligations on the Transferor as though the New Shareholder was an original party to the Joint Venture Agreement; or

(b)
if the New Shareholder subscribes for Shares in the JVC, the New Shareholder shall assume all of the rights under the Joint Venture Agreement granted to holders of the same class of shares as those that are allotted to the New Shareholder and shall observe, perform and be bound by the provisions of the Joint Venture Agreement that contain obligations on holders of the same class of shares as those that are allotted to the New Shareholder as though the New Shareholder was an original party to the Joint Venture Agreement.

3.
Nothing in this deed shall release the Transferor from any liability in respect of any obligations under the Joint Venture Agreement due to be performed prior to the Effective Date or from the Transferor’s obligations under clause 7 (Restrictions on the Parties), clause 15 (Termination and Liquidation) and clause 18 (Confidentiality) of the Joint Venture Agreement.

4.
This deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

5.
This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

6.
Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this deed or its subject matter or formation (including non-contractual disputes or claims).

7.	Except as expressly provided in this deed, a person who is not a party to this deed shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this deed

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

1	Continuing Shareholders
[INSERT DETAILS OF THOSE SHAREHOLDERS THAT WILL CONTINUE AS PARTIES TO THE JOINT VENTURE AGREEMENT]

Executed as a deed by [NAME OF TRANSFEROR] acting by [NAME OF FIRST DIRECTOR], a director and [NAME OF SECOND DIRECTOR/SECRETARY], [a director OR its secretary]	.................... [SIGNATURE OF FIRST DIRECTOR] Director .................... [SIGNATURE OF SECOND DIRECTOR OR SECRETARY] [Director OR Secretary]
OR
Executed as a deed by [NAME OF TRANSFEROR] acting by [NAME OF DIRECTOR] a director, in the presence of: ...................... [SIGNATURE OF WITNESS] [NAME, ADDRESS [AND OCCUPATION] OF WITNESS]	.................... [SIGNATURE OF DIRECTOR] Director
Signed as a deed by [NAME OF NEW SHAREHOLDER] in the presence of: ...................... [SIGNATURE OF WITNESS] [NAME, ADDRESS [AND OCCUPATION] OF WITNESS]	.................... [SIGNATURE OF NEW SHAREHOLDER]
OR
Executed as a deed by [NAME OF NEW SHAREHOLDER] acting by [NAME OF FIRST DIRECTOR], a director and [NAME OF SECOND DIRECTOR/SECRETARY], [a director OR its secretary]	.................... [SIGNATURE OF FIRST DIRECTOR] Director .................... [SIGNATURE OF SECOND DIRECTOR OR SECRETARY] [Director OR Secretary]
OR
Executed as a deed by [NAME OF NEW SHAREHOLDER] acting by [NAME OF DIRECTOR] a director, in the presence of: ...................... [SIGNATURE OF WITNESS] [NAME, ADDRESS [AND OCCUPATION] OF WITNESS]	.................... [SIGNATURE OF DIRECTOR] Director
Executed as a deed by [NAME OF CONTINUING SHAREHOLDER] acting by [NAME OF FIRST DIRECTOR], a director and [NAME OF SECOND DIRECTOR/SECRETARY], [a director OR its secretary]	.................... [SIGNATURE OF FIRST DIRECTOR] Director .................... [SIGNATURE OF SECOND DIRECTOR OR SECRETARY] [Director OR Secretary]
OR
Executed as a deed by [NAME OF CONTINUING SHAREHOLDER] acting by [NAME OF DIRECTOR] a director, in the presence of:
........................
[SIGNATURE OF WITNESS]
[NAME, ADDRESS [AND OCCUPATION] OF WITNESS]
.................... [SIGNATURE OF DIRECTOR] Director